UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  June 22, 2026

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
7.299% Corporate Units	NEE.PRS	New York Stock Exchange
7.234% Corporate Units	NEE.PRT	New York Stock Exchange
7.375% Corporate Units	NEE.PRV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On June 22, 2026, NextEra Energy Capital Holdings, Inc. (NEECH), a wholly-owned subsidiary of NextEra Energy, Inc. (NEE), sold $1.0 billion principal amount of its Series AA Junior Subordinated Debentures due October 1, 2056 (Series AA Junior Subordinated Debentures), $1.25 billion principal amount of its Series BB Junior Subordinated Debentures due October 1, 2056 (Series BB Junior Subordinated Debentures) and $1.5 billion principal amount of its Series CC Junior Subordinated Debentures due October 1, 2066 (Series CC Junior Subordinated Debentures and together with the Series AA Junior Subordinated Debentures and the Series BB Junior Subordinated Debentures, the Junior Subordinated Debentures).

The Series AA Junior Subordinated Debentures, Series BB Junior Subordinated Debentures and Series CC Junior Subordinated Debentures initially bear interest at an annual rate of 6.000% through October 1, 2031, 6.200% through October 1, 2036 and 6.625% through October 1, 2046, respectively. Thereafter, each series bears interest at a rate equal to the Five-Year Treasury Rate (as specified in the Junior Subordinated Debentures) plus a specified margin, reset every five years, provided that the interest rate will not reset below the initial interest rate specified above for such series of Junior Subordinated Debentures.

NEECH, at its option, may redeem some or all of the Series AA Junior Subordinated Debentures beginning in 2031, the Series BB Junior Subordinated Debentures beginning in 2036 and the Series CC Junior Subordinated Debentures beginning in 2046.

The Junior Subordinated Debentures are guaranteed on a subordinated basis by NEE. The Junior Subordinated Debentures were registered under the Securities Act of 1933 pursuant to Registration Statement Nos. 333-278184, 333-278184-01 and 333-278184-02. In connection with the sale of the Junior Subordinated Debentures, this Current Report on Form 8-K is being filed to report certain documents as exhibits.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
5(a)	Opinion and Consent, dated June 22, 2026, of Squire Patton Boggs (US) LLP, counsel to NextEra Energy, Inc. and NextEra Energy Capital Holdings, Inc., with respect to the Junior Subordinated Debentures
5(b) and 8	Opinion and Consent, dated June 22, 2026, of Morgan, Lewis & Bockius LLP, counsel to NextEra Energy, Inc. and NextEra Energy Capital Holdings, Inc., with respect to the Junior Subordinated Debentures
101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 22, 2026

NEXTERA ENERGY, INC.
(Registrant)

WILLIAM J. GOUGH
William J. Gough Vice President, Controller and Chief Accounting Officer